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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           The Liposome Company, Inc.
             (Exact name of registrant as specified in its charter)


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
         Delaware                               0-14887                                    22-2370691
-------------------------------          ------------------------                 ----------------------------
(State or other jurisdiction of          (Commission file number)                 (IRS employer identification
 incorporation)                                                                           number)
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         One Research Way
         Princeton Forrestal Center
         Princeton, New Jersey                                      08540-6619
----------------------------------------                           ------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (609)452-7060

Former name or former address, if changed since last report:  None




                           Exhibit Index is on Page 3




                                  Page 1 of 5
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Item 5.           Other Events.

                  On June 25, 1997, The Liposome Company, Inc. (the "Company") issued a press release announcing the results of a Phase III clinical trial of Ventus(TM), a liposomal form of prostaglandin E1, in acute respiratory distress syndrome. A copy of the press release is filed as an exhibit to this report.


Item 7.   Exhibits.

Exhibit No.     Description

20(a) Copy of the Company's press release of June 25, 1997 regarding results of the Ventus(TM) Phase III clinical trial.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused behalf this registration statement to be signed on its by the undersigned, thereunto duly authorized.


Date:    June 27, 1997

                                             THE LIPOSOME COMPANY, INC.



                                             By:      /s/  CHARLES A. BAKER
                                                      -------------------------
                                             Name:    Charles A. Baker
                                             Title:   Chairman and Chief
                                                      Executive Officer



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                                  EXHIBIT INDEX


                                                          Sequentially Numbered
Exhibit No.        Description                            Page

20(a)              Copy of the Company's press release          4
                   dated June 25, 1997